Prospectus Supplement	May 30, 2019

Putnam Growth Opportunities Fund
Prospectus dated November 30, 2018

Effective May 31, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Richard Bodzy, Portfolio Manager, portfolio manager of the fund since 2017

Assistant portfolio manager
Greg McCullough, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2019

Sub-advisor
Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective May 31, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio	Joined
manager	fund	Employer	Positions over past five years
Richard Bodzy	2017	Putnam Management	Portfolio Manager, Analyst
		2009–Present	Previously, Analyst
Assistant portfolio	Joined
manager	fund	Employer	Positions over past five years
Greg McCullough	2019	Putnam Management	Portfolio Manager, Analyst
		2019–Present	Vice President, Senior Equity Analyst
Loomis, Sayles &
Company
2008–2019

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